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                                                                    EXHIBIT 10.6

                                   AGREEMENT

     THIS AGREEMENT is entered into effective January 2, 1998, by and among INFOSPACE, INC., a Delaware corporation ("Purchaser"), and JOHN E. RICHARDS, PETER S. RICHARDS, JOHN ENGER and ALEXANDER HUTTON CAPITAL, L.L.C. (each, a "Seller," and together, the "Sellers").

                                    RECITALS

     A. The parties to this Agreement are parties to that certain Membership Interest Purchase Agreement, dated as of May 1, 1997 (the "Purchase Agreement").

     B. Pursuant to paragraph 1.5 of the Purchase Agreement, Two Million (2,000,000) shares of the common stock of Purchaser (the "Escrow Shares") were placed in escrow, to be held until such time as Sellers were entitled to receive a distribution of all or a portion of the Escrow Shares in accordance with the terms of the Escrow Agreement, dated as of May 1, 1997, by and among the parties hereto and First Trust National Association (the "Escrow Agent").

     C. The parties now desire to distribute a portion of the Escrow Shares in complete satisfaction of the payment obligation of Purchaser under the Purchase Agreement, and to terminate the Escrow Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the respective agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE
                                       1
                         DISTRIBUTION OF ESCROW SHARES

     1.1 On the effective date of this Agreement, a total of One Hundred Seventy Thousand (170,000) of the Escrow Shares shall be delivered out of escrow to the Sellers. The number of Escrow Shares to be received by each Seller is indicated next to the signature line for such Seller at the end of this Agreement. The remaining One Million Eight Hundred Thirty Thousand (1,830,000) Escrow Shares shall be returned to Purchaser for cancellation.

     1.2 Each Seller acknowledges and agrees that although certain Revenues (as defined in the Purchase Agreement) have been received by Purchaser, no Distribution Date (as defined in the Purchase Agreement) has occurred and Purchaser is not

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currently obligated to distribute any of the Escrow Shares out of escrow to
Sellers. Therefore, Sellers acknowledge and agree that the agreement of Purchaser to distribute Escrow Shares in accordance with this Agreement provides adequate and complete consideration for the release of Purchaser's obligation to make any further payment or distribution of Escrow Shares to Seller.

     1.3 Upon delivery of a total of One Hundred Seventy Thousand (170,000) shares of Escrow Stock to Sellers in accordance with this Agreement, Purchaser shall have no further obligation to Sellers whatsoever under the Purchase Agreement or the Escrow Agreement.

                                    ARTICLE
                                       2
                         REGISTRATION RIGHTS AGREEMENT

     2.1 In consideration of the distribution of the shares to Sellers as provided herein, Sellers hereby agree that the Registration Rights Agreement, dated as of May 1, 1997, by and among the parties to this Agreement, shall be amended to delete Section 1.13 thereof in its entirety.

     2.2 Except as provided in Section 2.1 above, the One Hundred Seventy Thousand (170,000) shares of Escrow Stock distributed pursuant hereto shall be "Registerable Securities," as such term is defined in the Registration Rights Agreement, and with respect to such shares, Sellers shall have the rights of a "Holder," as defined in the Registration Rights Agreement.

                                    ARTICLE
                                       3
                                  ESCROW AGENT

     3.1 Upon execution of this Agreement and delivery of the One Hundred Seventy Thousand (170,000) shares of Escrow Stock to Sellers, the Escrow Agent shall immediately return to Purchaser the One Million Eight Hundred Seventy Thousand (1,870,000) shares of Escrow Stock remaining in escrow. In order to facilitate the distribution of the Escrow Stock as provided herein, Purchaser will deliver to Escrow Agent, in exchange for the stock certificate(s) representing the Escrow Stock, certificates in the names of the Sellers representing an aggregate of One Hundred Seventy Thousand (170,000) shares. Upon receipt of such certificates and a fully signed copy of this Agreement, Escrow Agent is hereby instructed by Purchaser and Sellers to distribute such certificates to Sellers and to deliver all certificates for the Escrow Stock to Purchaser. When fully executed, this Agreement

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shall constitute a Distribution Notice, defined in Section 3.3 of the Escrow
Agreement.

     3.2 Purchaser and Sellers hereby agree that upon distribution and return of the stock certificates for the Escrow Stock as provided in Section 3.1 above, the Escrow Agreement shall terminate and the Escrow Agent shall be released from any further obligations thereunder.

     3.3 The fees of the Escrow Agent for actions required hereunder shall be borne by Purchaser.

                                    ARTICLE
                                       4
                                 MISCELLANEOUS

     4.1 This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.2 This Agreement shall be governed and construed in accordance with the laws of the State of Washington.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective January 2, 1998.

     Purchaser: INFOSPACE, INC., a Delaware Corporation


                                       By: /s/ Naveen Jain
                                           ---------------------------------
                                               NAVEEN JAIN
                                               Its:  President


                                       By: /s/ Peter S. Richards
                                           ---------------------------------
                                               PETER S. RICHARDS

Shares of Escrow Stock to be distributed to Seller:  30,000

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     Purchaser: INFOSPACE, INC., a Delaware Corporation


                                       By: /s/ Naveen Jain
                                           ---------------------------------
                                               NAVEEN JAIN
                                               Its:  President



                                       By: /s/ John E. Richards
                                           ---------------------------------
                                               JOHN E. RICHARDS

Shares of Escrow Stock to be Distributed to Seller:  65,000


     Purchaser: INFOSPACE, INC., a Delaware Corporation


                                       By: /s/ Naveen Jain
                                           ---------------------------------
                                               NAVEEN JAIN
                                               Its:  President



                                       By: /s/ John W. Enger
                                           ---------------------------------
                                               JOHN W. ENGER



Shares of Escrow Stock to be Distributed to Seller:  10,000

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     Purchaser: INFOSPACE, INC., a Delaware Corporation


                                       By: /s/ Naveen Jain
                                           ---------------------------------
                                               NAVEEN JAIN
                                               Its:  President



                                       By: /s/ Peter S. Richards
                                           ---------------------------------
                                               PETER S. RICHARDS

Shares of Escrow Stock to be Distributed to Seller:  30,000


     Purchaser: INFOSPACE, INC., a Delaware Corporation


                                       By: /s/ Naveen Jain
                                           ---------------------------------
                                               NAVEEN JAIN
                                               Its:  President


                                               Alexander Hutton Capital, LLC
                                       By:     [Illegible]
                                           ---------------------------------
                                               Signature of Seller

                                       Its:    V.P.
                                            --------------------------------

Shares of Escrow Stock to be Distributed to Seller:  65,000

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